INCOME TAX	12 Months Ended
Jan. 31, 2014
Income Taxes:
Income Tax Disclosure

Note 8 – Income Tax Provision

Deferred Tax Assets

At January 31, 2014, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $602,092, net of impairment loss, derivative expense and change in the fair value of derivative liabilities that may be offset against future taxable income through 2034. No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $204,711 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.  The valuation allowance increased approximately $172,380 and $6,961 for the reporting period ended January 31, 2014 and 2013, respectively.

Components of deferred tax assets are as follows:

	January 31, 2014	January 31, 2013
Net deferred tax assets – non-current:
Expected income tax benefit from NOL carry-forwards	204,711	32,331
Less valuation allowance	(204,711)	(32,331)

Deferred tax assets, net of valuation allowance	$-	$-

Income Tax Provision in the Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Reporting Period Ended January 31, 2014	For the Reporting Period Ended January 31, 2013

Federal statutory income tax rate	34.0%	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)	(34.0)

Effective income tax rate	0.0%	0.0%